Exhibit 99.1

Bullish Announces Intent to Go Public on New York Stock Exchange

•

Bullish, a technology company focused on developing financial services for the digital assets sector, announced its intention to go public through a merger with Far Peak Acquisition Corporation (NYSE: FPAC), a special purpose acquisition company.

•	Bullish plans to launch a revolutionary, regulated cryptocurrency exchange that offers deep, predictable liquidity for investors to generate yield from their digital assets.

•

The business combination of Bullish and Far Peak has a pro forma equity value at signing of approximately US$9.0 billion at US$10 per share, to be adjusted at transaction closing based on crypto asset prices around that time.

•

Proceeds include net cash in trust of approximately US$600 million (assuming no redemptions) and US$300 million of committed PIPE anchored by EFM Asset Management, with participation from funds and accounts managed by BlackRock, Cryptology Asset Group and Galaxy Digital.

CAYMAN ISLANDS — July 9, 2021 — Bullish, a technology company focused on developing financial services for the digital assets sector, announced it intends to go public on the New York Stock Exchange through a merger with Far Peak Acquisition Corporation (NYSE: FPAC), a special purpose acquisition company (“SPAC”). Bullish is preparing to release a revolutionary, regulated cryptocurrency exchange that offers deep, predictable liquidity with technology that enables retail and institutional investors to generate yield from their digital assets.

The business combination of Bullish and Far Peak has a pro forma equity value at signing of approximately US$9.0 billion at US$10 per share, to be adjusted at transaction closing based on crypto asset prices around that time. The proceeds include net cash in trust of approximately US$600 million (assuming no redemptions) and US$300 million of committed private investment in public equity (“PIPE”) anchored by EFM Asset Management, with participation from funds and accounts managed by BlackRock, Cryptology Asset Group, Galaxy Digital and several other renowned institutional investors.

The transaction is expected to close by the end of 2021 and is subject to approval by Far Peak stockholders and other customary closing conditions, including regulatory approvals. The Boards of Directors of both Bullish and Far Peak have unanimously approved the proposed transaction.

Far Peak is a SPAC team focused on bringing leading financial and fintech companies public. Far Peak CEO and Chairman Thomas W. Farley previously served as the President of the New York Stock Exchange, bringing 15 years of world-class exchange leadership. Upon completion of the transaction, Far Peak CEO Thomas W. Farley will become the CEO of Bullish and Block.one CEO Brendan Blumer will be appointed Chairman of Bullish.

Focused on innovative financial services, Bullish seeks to rewire the traditional exchange in order to benefit asset holders, enable traders, and increase market integrity. As mainstream institutions increasingly embrace digital currencies, Bullish aims to make this asset class more accessible and rewarding to investors while developing the next-generation infrastructure required to better suit their needs.

“We believe Bullish’s real-time portfolio balancing tools, deep predictable liquidity, and industry-leading security and compliance represent a new breed of exchange design and can redefine how investors trade and manage digital assets,” said Brendan Blumer, CEO of Block.one. “We are excited to be partnering with Far Peak to bring Bullish into the public markets to offer our customers the opportunity to own a part of our business.”

In the coming weeks, Bullish exchange will run a private pilot program leading up to its public launch anticipated later in 2021. In the pilot program, participants will be able to test and experience the platform first-hand within a simulated market environment, testing out Bullish exchange’s proprietary innovations, including the Bullish Hybrid Order Book and Liquidity Pools which are designed to provide deep and deterministic liquidity, along with a user-friendly trading experience underpinned by industry-grade security and auditability.

“Bullish represents a promising future for financial services,” said Thomas W. Farley, Chairman and CEO of Far Peak. “With the increased interest from institutional players and sophisticated traders, it is critical to iterate on the existing exchange infrastructures we see today. Bullish is well positioned to strategically deliver value to its prospective shareholders as it capitalizes on market trends and places technological innovation at the core of its identity. We’re only in the first or second inning of the cryptocurrency market and I’m thrilled to be joining the Bullish team as we revolutionize the future of digital assets through cutting edge financial technologies.”

During the past year, Bullish received an initial capital injection by Block.one of US$100 million and digital assets comprising of 164,000 BTC and 20 million EOS, and completed a previously announced US$300 million strategic investment round. Bullish is backed by a roster of prolific investors and leading names in the venture capital space including Peter Thiel’s Thiel Capital and Founders Fund, Alan Howard, Louis Bacon, Richard Li, Christian Angermayer’s Apeiron Investment Group, Galaxy Digital, and global investment bank Nomura.

Advisors

Jefferies LLC is acting as exclusive financial advisor and capital markets advisor to Bullish. Kirkland & Ellis is acting as U.S. legal advisor to Bullish. Jefferies LLC, J.P. Morgan Securities LLC, Nomura Securities International, Inc., Berenberg Capital Markets LLC and Galaxy Digital Partners LLC are acting as co-placement agents to Far Peak on the PIPE. Morgan, Lewis & Bockius LLP is acting as legal advisor to Far Peak, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal advisor to Far Peak’s independent directors. Latham & Watkins LLP is acting as legal advisor to the placement agents on the PIPE.

Investor Resources

Additional information is available on the Bullish Investor Relations website, including a presentation of Bullish’s business and a video featuring Brendan Blumer and Thomas W. Farley.

Contacts

Bullish

media@bullish.com

Far Peak Acquisition Corporation

contact@farpeak.com

——

About Bullish

Focused on developing products and services for the digital assets sector, Bullish has rewired the traditional exchange to benefit asset holders, enable traders and increase market integrity. Supported by the group’s treasury, Bullish’s new breed of exchange combines deep liquidity, automated market making and industry-leading security and compliance to increase the accessibility of digital assets for investors. Bullish exchange is operated by Bullish (GI) Limited and is expected to be fully regulated.

About Far Peak Acquisition Corporation

Far Peak Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination in the financial technology, technology or financial services industries. The Company is sponsored by Far Peak LLC, which is ultimately owned by Thomas W. Farley, the Company’s Chairman and Chief Executive Officer, and David W. Bonanno, the Company’s Chief Financial Officer. In addition, funds and accounts managed by BlackRock have made an anchor investment in the Company.

About Block.one

Block.one is an asset holding and investment company that creates, incubates, and invests in businesses that build trust in transactions, transparency in systems and efficiency in how our world works. Through strategic capital allocation and pioneering business ventures, Block.one has funded more than 100 innovative entrepreneurs to date. Block.one group companies, Bullish and Voice, are empowering people to architect integrity across the financial services industry and social media ecosystem. Block.one is also the creator of EOSIO, a highly performant open-source blockchain software, built to support and operate safe, compliant, and predictable digital infrastructure.

Led by veterans of innovation, Block.one is backed by some of the most successful investors of our generation. For more information, please visit b1.com.

—

Forward-Looking Statements

This communication includes, and oral statements made from time to time by representatives of FPAC and Bullish Global may be considered, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FPAC’s or Bullish’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, but are not limited, statements regarding Bullish Global’s business strategy, cash resources, current and prospective product or services, as well as the potential market opportunity. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FPAC and its management, and Bullish Global and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements respecting the Business Combination; (2) the outcome of any legal proceedings that may be instituted against FPAC, Bullish or Bullish Global or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FPAC or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of Bullish to meet applicable listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Bullish Global as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Bullish may be adversely affected by other economic, business and/or competitive factors; (11) the impact of COVID-19 on Bullish Global’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FPAC’s IPO Prospectus dated December 2, 2020 filed with the Securities and Exchange Commission on December 3, 2020, the section entitled “Risk Factors” in FPAC’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, as well as any further risks and uncertainties to be contained in the proxy statement / prospectus filed after the date hereof. In addition, there may be additional risks that neither Far Peak or Bullish Global presently know, or that Far Peak or Bullish Global currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither FPAC, Bullish nor Bullish Global undertakes any duty to update these forward-looking statements.

Important Information and Where to Find It

This document does not contain all the information that should be considered concerning the proposed Business Combination. It does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. In connection with the proposed Business Combination, Bullish intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement / prospectus with respect to the Business Combination. The definitive proxy statement / prospectus and other relevant documentation will be mailed to FPAC shareholders as of a record date to be established for purposes of voting on the Business Combination. FPAC shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and any amendments thereto, and the definitive proxy statement / prospectus in connection with the solicitation of proxies for the extraordinary general meeting to be held to approve the transactions contemplated by the proposed Business Combination because these materials will contain important information about Bullish, FPAC and the proposed transactions. Shareholders will also be able to obtain a copy of the preliminary proxy statement / prospectus and the definitive proxy statement / prospectus once they are available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Far Peak Acquisition Corp., 511 6th Ave #7342, New York, NY 10011.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY

THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR

ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION

CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FPAC, Bullish, Bullish Global and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of FPAC is set forth in FPAC’s IPO Prospectus dated December 2, 2020 filed with the Securities and Exchange Commission on December 3, 2020. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the potential transaction and a description of their interests will be set forth in the Registration Statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Bullish or FPAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.